KAYNE ANDERSON RUDNICK
MUTUAL FUNDS

SEMI-ANNUAL REPORT



KAYNE ANDERSON RUDNICK LARGE CAP FUND

KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND



FOR THE SIX MONTHS ENDED
JUNE 30, 2002

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

TABLE OF CONTENTS

SHAREHOLDER LETTER                                                           1
KAYNE ANDERSON RUDNICK LARGE CAP FUND
           Goal                                                              2
           Commentary                                                        2
           Outlook                                                           3
           Schedule of Investments                                           5
KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND
           Goal                                                              7
           Commentary                                                        8
           Outlook                                                           8
           Schedule of Investments                                           9
KAYNE ANDERSON RUDNICK INTERNATIONAL FUND
           Goal                                                             12
           Commentary                                                       12
           Outlook                                                          13
           Schedule of Investments                                          14
KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND
           Goal                                                             17
           Commentary                                                       17
           Outlook                                                          17
           Schedule of Investments                                          18
KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND
           Goal                                                             21
           Commentary                                                       21
           Outlook                                                          21
           Schedule of Investments                                          22
STATEMENTS OF ASSETS AND LIABILITIES                                        26
STATEMENTS OF OPERATIONS                                                    28
STATEMENTS OF CHANGES IN NET ASSETS                                         30
FINANCIAL HIGHLIGHTS                                                        32
NOTES TO FINANCIAL STATEMENTS                                               37

    Dear Shareholder:

    We appreciate your investment in the Kayne Anderson Rudnick Mutual Funds. If you are new to the Kayne Anderson Rudnick family of investors, we welcome you.

    The enclosed annual report contains a commentary and June 30, 2002 financial statements for each of our mutual funds. In each commentary, the portfolio manager reviews the objectives, performance, and outlook for the fund. We hope that you will find these comments interesting and timely.

    On January 29, 2002, Kayne Anderson Rudnick Investment Management, LLC became Phoenix Investment Partners' eleventh investment management affiliate. All of Phoenix Investment Partners' affiliates manage assets independently of each other but draw on a common source for service and sales. On August 30, 2002, the Kayne Anderson Rudnick Mutual Funds will be renamed the "Phoenix-Kayne Mutual Funds." The funds will continue to be managed by the current investment professionals and process. We have integrated the customer service and account transaction operations that should enhance your shareholder experience.

    As an investment adviser, we have managed private accounts for both equity and fixed-income investors for many years. We are delighted to be able to offer our mutual funds to you so that diversification among asset classes can be readily accomplished. Through these funds, shareholders can structure a diversified portfolio consistent with their personal investment objectives and goals.

    We thank you again for your investment in the Kayne Anderson Rudnick Mutual Funds. We are committed to assisting you with the realization of your financial goals. As always, we welcome your questions and comments.

    Sincerely,


/s/ Richard A. Kayne                        /s/ Allan M. Rudnick


Richard A. Kayne                            Allan M. Rudnick
Chief Executive Officer                     President & Chief Investment Officer
Kayne Anderson Rudnick
  Investment Management, LLC

KAYNE ANDERSON RUDNICK LARGE CAP FUND

GOAL

The KAYNE ANDERSON RUDNICK LARGE CAP FUND invests in high-quality, large-capitalization companies that enjoy global dominance, excellent management, financial strength, and consistent growth. The investment goal of the Fund is to achieve superior long-term performance by owning shares in some of the world's best companies.

COMMENTARY

The tone of the domestic market for large-cap equities was decidedly unfavorable in the first half of 2002. The benchmark S&P 500(R) Index (-13.16%), the Dow Jones Industrial Average(TM) (-6.91%), and the Nasdaq Composite(R) Index (-24.78%) produced negative returns. Classically defensive areas (consumer staples) or areas tied to the leading edge of a perceived economic recovery (materials) held up the best. The areas that deteriorated the most may have excess capacity (telecommunications services and information technology) or strong competitive pressures (health care).

Year-to-date, the Large Cap Fund (-9.00%) outperformed the S&P 500 Index (-13.16%). Superior stock selection and a focus on high-quality companies drove the excess return, offset somewhat by underweighting smaller-capitalization companies. From a sector standpoint, stock selection and beneficial sector weightings drove our outperformance. Ranked by contribution relative to the S&P 500, the outperforming sectors in the Fund were consumer staples, financial services, and telecommunications services. The consumer discretionary sector underperformed.

From a quality perspective, superior stock selection in the highest-quality companies and overweighting this group, in combination with underweighting lower-quality companies, drove the excess return. In terms of company size effects, all of the excess return was attributable to stock selection, with some return penalty for the Fund's larger market capitalization composition relative to the S&P 500.

The Large Cap Fund remains exclusively invested in very high-quality companies. We believe that the Fund's outperformance against the S&P 500 Index over the last two difficult years ending June 30, 2002, is a testament to the Fund's high-quality orientation.

In the first quarter, we initiated a position in Eli Lilly & Company ("Lilly"), a major pharmaceutical manufacturer. Lilly is currently experiencing some earnings pressure related to off-patent medications. However, the company has a strong pipeline of new products coming to market over the next several years, including medicines to treat attention deficit disorder, urological dysfunction, severe infections, and depression. In addition, the short-term patent situation has created an attractive long-term expected return outlook.

The position in The Gap Inc. ("Gap") was sold in the first quarter. Historically, Gap carried a Standard and Poor's "A" credit-quality rating. However, problems with merchandise selection and a more levered balance sheet tied to store expansion and share repurchases resulted in eroding financials. In the Large Cap Core Fund, we sell any company when its credit profile falls below an "A-" level.

The second quarter was a busier than normal period for Fund trading activity, reflecting opportunities created by the market volatility. We purchased Medtronic, State Street Corporation, and Linear Technology. In each case, the stock price declined to an attractive valuation level.

Medtronic is the world's leading medical technology company. In addition to its core franchises in pacemakers and defibrillators, Medtronic is a leader in implantable drug pumps for Parkinson's disease, treatments for diabetes and chronic pain, products and therapies to treat vascular and cardiac disease, and a wide range of products used in spinal, ear, nose, and throat procedures. Medtronic is a consistent growth company, with a high operating return on net assets, 5-year growth in dividends of 19.3% per year, and AA-credit quality.

State Street services institutional investors and manages financial assets worldwide. Its products and services include custody, accounting, administration, daily pricing, international exchange, cash management, financial asset management, securities lending, and investment advisory services. The company's competitive position has strengthened over time, reflecting an increase in value-added services derived from technology leadership and less dependency on more competitively priced services. State Street is a high-quality company, illustrated by a debt rating of AA-, and has generated consistent profit growth over time.

Linear Technology designs, manufactures, and markets a broad line of high-performance, proprietary linear-integrated circuits. Linear's circuits bridge the gap between the analog world and electronic systems. Over 90% of the company's products are proprietary and designed into customers' products, producing revenues for Linear for as long as the customers' products are manufactured. The linear semiconductor market is design intensive in contrast to digital semiconductors, which are process intensive and, therefore, capital intensive. A dollar invested in plant and equipment generates approximately $5 in sales for Linear compared to $2 in sales for Intel, the premier microprocessor producer.

Linear Technology is the leading semiconductor company, based on gross profit margin, operating profit margin, and return on assets net of cash. Because of its profit margins and low capital expenditures, the company has a clean balance sheet (no debt, $1.5 billion in cash) and generates strong free cash flow.

We sold Cisco Systems because a reduction in earning power produced an indifferent return outlook. Proceeds from the sale provided funding for the purchase of Medtronic. A small position in Oracle was also sold because of deteriorating earnings and questions about the management team. Proceeds were utilized to increase the weighting in Microsoft, a much stronger software company. As shareholders of the Procter & Gamble Company, we received shares in the J.M. Smucker Company, which were related to the Jif-Crisco purchase. We sold this position, which is not in alignment with our strategic goals.

OUTLOOK

Down markets can create anxiety for investors, but our investment team views these moments as rare opportunities to upgrade the Fund. There are always excellent companies that would fit well within the Fund, but are too expensive. Down markets provide the chance to add these quality names to our strategies.

The Large Cap Core Fund is in strong fundamental shape. Each company has a bond credit rating of A- to AAA or has no debt, with almost two-thirds of the companies rated AA- to AAA, compared to only one-third of companies in the S&P 500 Index. The average return on equity of the companies in the Fund is a solid 23% and the expected growth rate of earnings over the next five years is about 14% per year. Each measure is superior to that of the S&P 500. These fundamentals mean investors can own financially strong and highly profitable companies that can grow at attractive rates over time.

The next upward move in stock prices would reflect: (1) indications of a sustained economic recovery; (2) continued evidence of moderate inflation, giving the Fed significant flexibility on monetary policy; (3) signs that increased corporate revenues are reflected in improved earnings; and (4) the perception of accounting integrity.

The Fund is managed according to certain key investment principles, which are worth recalling:

-    Exclusive focus on very high-quality companies

-    Diversification across major industry sectors

-    Substantial attention to the expected return of each position

-    Strong and consistent underlying earnings, cash flow, and dividend growth

-    Long-term investment horizon reflected in low turnover

These principles are founded on the belief that superior companies possess essential competitive advantages that produce high profitability, solid growth, and substantial free cash flow. Our focus as long-term investors is on the nature of a company's business advantages and their sustainability over time. Our core belief is that we can continue to produce durable, long-term growth of capital for our investors by investing in well-managed, superior businesses.

Allan Rudnick                                Paul Wayne, CFA
Fund Manager                                 Fund Manager

             KAYNE ANDERSON RUDNICK LARGE CAP FUND

SCHEDULE OF INVESTMENTS IN SECURITIES AT JUNE 30, 2002 (UNAUDITED)

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 98.1%

CAPITAL GOODS/AEROSPACE & DEFENSE: 5.1%
   140,400    Honeywell International, Inc.                         $ 4,946,292
                                                                    -----------
CAPITAL GOODS/ELECTRICAL EQUIPMENT: 3.7%
   123,960    General Electric Co.                                    3,601,038
                                                                    -----------
CAPITAL GOODS/MANUFACTURING - DIVERSIFIED: 2.0%
    28,120    Illinois Tool Works, Inc.                               1,920,596
                                                                    -----------
CONSUMER SERVICES/MEDIA: 3.7%
   190,500    Disney (Walt) Co.                                       3,600,450
                                                                    -----------
CONSUMER STAPLES/BEVERAGES: 5.2%
    90,860    Coca-Cola Co.                                           5,088,160
                                                                    -----------
CONSUMER STAPLES/CONSUMER PRODUCTS: 6.1%
    66,650    Procter & Gamble Co.                                    5,951,845
                                                                    -----------
CONSUMER STAPLES/FOODS: 2.4%
    41,920    Wm. Wrigley, Jr. Co.                                    2,320,272
                                                                    -----------
ENERGY/PETROLEUM - INTERNATIONAL: 5.1%
   122,840    Exxon Mobil Corp.                                       5,026,613
                                                                    -----------
FINANCIAL/BANKING: 5.5%
   107,180    Wells Fargo & Co.                                       5,365,431
                                                                    -----------
FINANCIAL/FINANCIAL SERVICES: 7.0%
   135,100    American Express Co.                                    4,906,832
    26,020    Fannie Mae                                              1,918,975
                                                                    -----------
                                                                      6,825,807
                                                                    -----------
FINANCIAL/INSURANCE: 4.7%
    30,100    American International Group, Inc.                      2,053,723
    26,340    Marsh & McLennan Companies, Inc.                        2,544,444
                                                                    -----------
                                                                      4,598,167
                                                                    -----------
FINANCIAL SERVICES (BANKS)/DIVERSIFIED FINANCIAL SERVICES: 4.1%
    49,200    Citigroup, Inc.                                         1,906,500
    46,000    State Street Corp.                                      2,056,200
                                                                    -----------
                                                                      3,962,700
                                                                    -----------
FINANCIAL SERVICES (OTHER)/SAVINGS AND LOAN: 3.0%
    42,500    Golden West Financial Corp.                             2,923,150
                                                                    -----------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
HEALTH CARE/DRUGS & HOSPITAL SUPPLIES: 11.1%
    74,270    Johnson & Johnson                                     $ 3,881,350
    44,110    Merck & Co., Inc.                                       2,233,730
   136,300    Pfizer, Inc.                                            4,770,500
                                                                    -----------
                                                                     10,885,580
                                                                    -----------
HEALTH CARE/PHARMACEUTICALS: 2.0%
    34,500    Eli Lilly & Co.                                         1,945,800
                                                                    -----------
MEDICAL INSTRUMENTS: 2.0%
    45,000    Medtronic, Inc.                                         1,928,250
                                                                    -----------
RAW MATERIALS/CHEMICALS - DIVERSIFIED: 2.7%
    58,900    E. I. du Pont de Nemours and Co.                        2,615,160
                                                                    -----------
RETAIL/BUILDING PRODUCTS: 4.0%
   106,200    Home Depot, Inc. (The)                                  3,900,726
                                                                    -----------
TECHNOLOGY/COMPUTERS & OFFICE EQUIPMENT: 2.2%
     29,710   International Business Machines Corp.                   2,139,120
                                                                    -----------
TECHNOLOGY/DATA SERVICES: 3.5%
    79,350    Automatic Data Processing, Inc.                         3,455,693
                                                                    -----------
TECHNOLOGY/SEMICONDUCTORS: 3.6%
    81,160    Intel Corp.                                             1,482,793
    65,300    Linear Technology Corp.                                 2,052,379
                                                                    -----------
                                                                      3,535,172
                                                                    -----------
TECHNOLOGY/SOFTWARE: 5.5%
    98,740    Microsoft Corp.*                                        5,401,078
                                                                    -----------
TELECOMMUNICATION SERVICES/TELEPHONE: 3.9%
   126,150    SBC Communications, Inc.                                3,847,575
                                                                    -----------
TOTAL COMMON STOCKS
      (cost $99,398,845)                                             95,784,675
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
      (cost $99,398,845): 98.1%                                      95,784,675
Other Assets less Liabilities: 1.9%                                   1,894,047
                                                                    -----------
NET ASSETS: 100.0%                                                  $97,678,722
                                                                    ===========

* Non-income producing security.

See accompanying Notes to Financial Statements.

KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

OBJECTIVE

The objectives of the KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND are:

-    To build a diversified Fund of "THE NEXT GENERATION OF HIGH-QUALITY BLUE
     CHIPS."

- To produce returns typical of small and mid cap stocks, but with no more risk than the S&P 500(R) Index of large stocks.

We strive to buy stock in high-quality companies at discount prices to allow our mutual fund shareholders to participate in the strong growth of small and mid cap companies while assuming lower financial and stock market risk than the small and mid cap markets.

The following table demonstrates our commitment to these objectives. Our Fund combines: (1) quality comparable to the high-quality benchmark, the S&P 500 Index of large stocks; (2) growth comparable to the high-growth benchmark, the Russell 2500(TM) (small-mid cap) Growth Index; and (3) value comparable to the deep-value benchmark, the Russell 2500(TM) (small-mid cap) Value Index.

                                                                                       RUSSELL    RUSSELL
                                                          KAR       RUSSELL     S&P    2500(TM)   2500(TM)
                                                       SMALL-MID   2500(TM)    500(R)   GROWTH     GROWTH
                                                          CAP        INDEX     INDEX    INDEX      INDEX
QUALITY
Return on Equity - Past 5 Years                          25.1%       14.1%     22.9%     16.8%      12.4%   MORE PROFITABLE
Long-Term Debt/Total Capital                             34.2%       40.9%     46.1%     31.3%      48.3%   LESS FINANCIAL RISK
Interest Expense Coverage                                 6.7 x       4.5 x     4.5 x     6.5 x      3.6 x  LESS FINANCIAL RISK
Earnings Variance - Past 10 Years                        28.5%       74.4%     43.0%     79.8%      71.3%   MORE DEPENDABLE
S&P Stock Ranking (A+, A, A-)                            49.8%       14.5%     59.6%      9.0%      18.5%   BETTER QUALITY

GROWTH
Earnings Per Share Growth - Past 5 Years                 15.5%        9.6%      9.2%     16.5%       5.7%   HIGHER EARNINGS GROWTH
Earnings Per Share Growth - Past 10 Years                17.0%        9.8%     12.9%     15.5%       7.0%   HIGHER EARNINGS GROWTH
Dividends Per Share Growth - Past 5 Years                13.7%        5.9%      9.4%      8.7%       5.1%   HIGHER INCOME GROWTH
Dividends Per Share Growth - Past 10 Years               14.1%        5.4%     10.1%      4.9%       5.5%   HIGHER INCOME GROWTH
Capital Generation - {ROE x (1-Payout)}                  20.2%       10.8%     15.6%     14.9%       8.4%   FASTER BUSINESS GROWTH

VALUE
P/E Ratio - Trailing 12 Months                           24.7 x      30.2 x    25.6 x    38.1 x     26.1 x  BETTER VALUE
Dividend Yield                                            0.8%        1.4       1.6%      0.5%       2.0%   COMPARABLE INCOME

MARKET CHARACTERISTICS
$ Weighted Average Market Cap - 4 Qtr Average            $3.5 b      $1.7 b   $96.9 b    $1.6 b     $1.8 b  COMPARABLE SIZE
Largest Market Cap - 4 Qtr Average                      $14.8 b      $6.6 b  $359.0 b    $6.6 b     $6.5 b  COMPARABLE SIZE
Annualized Standard Deviation - Since Inception          14.4%       18.6%     15.4%     27.7%      14.6%   LESS MARKET RISK

NOTE: AS OF JUNE 30, 2002

DATA IS OBTAINED FROM FRANK RUSSELL COMPANY AND IS ASSUMED TO BE RELIABLE. OTHER PRINCIPAL CONSULTANT FIRMS USE DIFFERENT ALGORITHMS TO CALCULATE SELECTED STATISTICS.

ESTIMATES ARE BASED ON CERTAIN ASSUMPTIONS AND HISTORICAL INFORMATION.

COMMENTARY

Continued international unrest, anxiety over domestic security, disappointing corporate earnings combined with questionable accounting, and sliding consumer confidence caused declines in the market for the first half of 2002. Large-, mid-, and small-cap stocks all produced negative results for the first half of 2002, with the S&P 500 Index down 13.16%, the Russell 2500 (small-mid cap) Index down 5.22%, and the Russell 2000(R) (small cap) Index down 4.70%. Financial services, a traditional value sector, was the strongest performing sector. The sell-off in the technology sector continued. Value indexes outperformed the growth indexes and high-quality companies outperformed lower-quality companies.

The Small-Mid Cap Fund slightly underperformed its benchmark, the Russell 2500, with a return of -5.59%. Our analysis shows that the majority of our holdings are producing strong earnings growth in this difficult economic environment. Our companies have defensible business models that allow them to produce strong profitability even when negative issues affect the industries in which they operate. This negativity can bring down all the stocks within an industry, even those whose performance is unaffected, as is now the case for the companies in the Small-Mid Cap Fund.

In the first half of 2002, we initiated purchase of a number of companies:
(1) Advanced Marketing Services, which provides global, customized distribution services to book retailers and publishers; (2) Copart, which has approximately 30% of the salvage-vehicle auction market; (3) First Health Group, a full-service, national health-benefits company; (4) Medicis Pharmaceutical, the leading pharmaceutical company focused on the treatment of dermatological conditions; (5) Rent-A-Center, the leading "rent-to-own" retailer in the U.S.; and (6) Zebra Technologies, the worldwide leader in bar-code printers. We sold Liqui-Box because the company was acquired by Dupont Canada.

OUTLOOK

Our objective is to consistently manage our Small-Mid Cap Fund with superior earnings growth at discounted values over its benchmark. We believe these factors, in combination with high quality, make our Fund more attractively positioned than its benchmark and explain our superior, long-term performance.

Robert Schwarzkopf, CFA                      Sandi Gleason, CFA
Fund Manager                                 Fund Manager

             KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

SCHEDULE OF INVESTMENTS IN SECURITIES AT JUNE 30, 2002 (UNAUDITED)

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 98.9%

BASIC MATERIALS/CHEMICALS: 2.9%
    59,670    OM Group, Inc.                                        $ 3,699,540
                                                                    -----------
BASIC MATERIALS/PACKAGING: 2.1%
    55,472    Bemis Co.                                               2,634,920
                                                                    -----------
BASIC MATERIALS/PAINTS AND COATING: 2.3%
    66,120    Valspar Corp.                                           2,984,657
                                                                    -----------
CAPITAL GOODS/AEROSPACE & DEFENSE: 0.7%
    77,331    HEICO Corp. - Class A                                     866,107
                                                                    -----------
CAPITAL GOODS/MACHINERY EQUIPMENT: 6.4%
    49,100    Donaldson Co., Inc.                                     1,720,464
    59,807    Federal Signal Corp.                                    1,435,368
    87,410    Teleflex, Inc.                                          4,995,482
                                                                    -----------
                                                                      8,151,314
                                                                    -----------
CONSTRUCTION/BUILDING AND CONSTRUCTION: 1.6%
    95,480    Insituform Technologies, Inc. - Class A*                2,022,266
                                                                    -----------
CONSUMER CYCLICAL/ADVERTISING: 2.5%
   115,910    Catalina Marketing Corp.*                               3,270,980
                                                                    -----------
CONSUMER CYCLICAL/FURNITURE: 2.1%
   107,572    LA-Z Boy, Inc.                                          2,712,966
                                                                    -----------
CONSUMER CYCLICAL/PUBLISHING: 1.7%
   116,000    Advanced Marketing Services, Inc.                       2,122,800
                                                                    -----------
CONSUMER CYCLICAL/SERVICES: 14.2%
   139,530    ABM Industries, Inc.                                    2,422,241
    87,880    Cintas Corp.                                            4,343,908
    82,500    Rent-A-Center, Inc.                                     4,785,825
   155,562    Reynolds & Reynolds, Inc. - Class A                     4,347,958
    34,982    Strayer Education, Inc.                                 2,224,855
                                                                    -----------
                                                                     18,124,787
                                                                    -----------
CONSUMER STAPLES/FOOD: 0.8%
    27,096    Tootsie Roll Industries, Inc.                           1,044,822
                                                                    -----------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
ENERGY/OIL AND GAS PRODUCTION: 4.9%
    59,129    Devon Energy Corp.                                    $ 2,913,877
   244,275    Hanover Compressor Co.*                                 3,297,713
                                                                    -----------
                                                                      6,211,590
                                                                    -----------
FINANCIAL/BANKS: 4.5%
   157,082    National Commerce Financial Corp.                       4,131,257
    67,314    Washington Federal, Inc.                                1,700,352
                                                                    -----------
                                                                      5,831,609
                                                                    -----------
FINANCIAL/INSURANCE: 5.4%
    66,055    Cincinnati Financial Corp.                              3,073,539
   123,100    Reinsurance Group of America, Inc.                      3,793,942
                                                                    -----------
                                                                      6,867,481
                                                                    -----------
FINANCIAL/FINANCIAL SERVICES: 10.5%
    82,867    Certegy, Inc.                                           3,075,194
    80,004    Eaton Vance Corp.                                       2,496,125
    88,385    Equifax, Inc.                                           2,386,395
    91,850    FactSet Research Systems, Inc.                          2,734,374
    81,690    Fair, Isaac and Company, Inc.                           2,685,150
                                                                    -----------
                                                                     13,377,238
                                                                    -----------
FINANCIAL/FINANCIAL TECHNOLOGY: 2.4%
   180,815    Jack Henry & Associates                                 3,017,802
                                                                    -----------
HEALTH CARE/DRUGS & HOSPITAL SUPPLIES: 12.7%
   245,096    King Pharmaceuticals, Inc.*                             5,453,386
    39,400    Landauer, Inc.                                          1,529,902
    55,800    Medicis Pharmaceutical Corp. - Class A*                 2,386,008
   129,210    Syncor International Corp.                              4,070,115
    98,085    Techne Corp.*                                           2,767,959
                                                                    -----------
                                                                     16,207,370
                                                                    -----------
HEALTH CARE/MEDICAL INFORMATION SYSTEMS: 5.9%
    79,500    First Health Group Corp.*                               2,229,180
   132,440    Hooper Holmes, Inc.                                     1,059,520
   237,965    IMS Health, Inc.                                        4,271,472
                                                                    -----------
                                                                      7,560,172
                                                                    -----------
RETAIL - SPECIALTY: 2.9%
   231,000    Copart, Inc.*                                           3,749,130
                                                                    -----------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
TECHNOLOGY/COMPUTER TECHNOLOGY: 0.9%
    23,000    Zebra Technologies Corp. - Class A*                  $  1,109,060
                                                                   ------------
TECHNOLOGY/SEMICONDUCTORS: 2.3%
    77,064    Maxim Integrated Products, Inc.*                        2,953,863
                                                                   ------------
TECHNOLOGY/SOFTWARE & SERVICES: 5.3%
    86,095    Black Box Corp.*                                        3,506,649
   167,515    CSG Systems International, Inc.*                        3,206,237
                                                                   ------------
                                                                      6,712,886
                                                                   ------------
TRANSPORTATION/TRANSPORTATION - SERVICES: 3.9%
   150,800    C.H. Robinson Worldwide, Inc.                           5,056,324
                                                                   ------------
TOTAL COMMON STOCKS
      (cost $123,670,480)                                           126,289,684
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
      (cost $123,670,480): 98.9%                                    126,289,684
Other Assets less Liabilities: 1.1%                                   1,398,104
                                                                   ------------
NET ASSETS: 100.0%                                                 $127,687,788
                                                                   ============

*    Non-income producing security.

See accompanying Notes to Financial Statements.

KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

OBJECTIVE

The KAYNE ANDERSON RUDNICK INTERNATIONAL FUND seeks to achieve superior, long-term results by investing in high-quality companies outside the U.S. We pursue this goal through a focused-investment philosophy that relies on: (1) commitment to quality; (2) long-term vision; (3) independent fundamental research; (4) broad diversification, and (5) a valuation-driven decision process. We define quality companies as those possessing a global competitive advantage, management excellence, financial strength and flexibility, high profitability, and consistent earnings. We seek to diversify the Fund across countries and industries but do not aim to replicate the country allocation of our benchmark, the MSCI EAFE(R) (Europe, Australasia, Far East) Index.

COMMENTARY

The international equity markets, expressed in U.S. dollars, strongly outperformed the S&P 500(R) Index during the first half of 2002. While the S&P 500 dropped 13.16% over the past six months, the MSCI EAFE(R) Index declined 1.62% in U.S.-dollar terms, helped by a weakening U.S. dollar.

Over the last 18 months, global markets experienced money moving out of equities because of poor economic conditions, downward revisions of corporate earnings, and the threat of terrorist attacks. The recent diminished trust in the capitalist system stemming from questionable accounting practices and corporate ethics has further accelerated the flow of funds out of equities. Investors, however, should not overlook business fundamentals. Although understandable on a case-by-case basis, this mistrust does not completely justify the recent market panic, but is probably necessary to create the conditions for a sustainable, global market recovery.

During the first half of 2002, the Kayne Anderson Rudnick International Fund underperformed the MSCI EAFE Index. Part of the underperformance stems from the Fund's structural positioning in global large-cap companies, which significantly underperformed small- and medium-sized companies. We believe the Fund's focus on high-quality, large-capitalization companies should position the Fund to perform well from the anticipated market recovery.

In the first quarter, we added Shire Pharmaceuticals Group Plc ("Shire") to the Fund. Shire is a leading British specialty-pharmaceutical company with strategic focus on the therapeutic areas of the central nervous system, oncology, and anti-infection. The company has an exciting research and development pipeline of new drugs at various stages of development and a well-respected management team. Despite its recent weakness, we remain confident in our investment. We also initiated positions in UBS AG, a leading global-financial institution, Castorama-Dubois Investissements, Europe's largest home-improvement, retail-chain store, Reed International, a publisher and information provider to professionals, and Orange SA, Europe's number-two, wireless operator.

During the second quarter, we initiated a position in Denso, a first-class, auto-parts manufacturer based in Japan. The company enjoys strong competitive technological advantages and a very solid balance sheet. We bought Compass PLC, the world's leading catering company based in the U.K. We initiated positions in BNP Paribas and Lloyds TSB Group, two conservatively managed European banks well positioned in their respective markets and strongly capitalized.

During the first half of 2002, we sold our positions in Repsol YPF, Sumitomo-Mitsui Banking Corporation, and Alcatel.

OUTLOOK

The Kayne Anderson Rudnick International Fund offers a high-quality investment approach allowing investors to participate selectively in the growth of international markets. The Fund focuses on high-quality foreign companies, which in many cases have taken advantage of the current economic downturn to strengthen their market positions and make their operations more efficient.

We remain cautiously optimistic about international investments in light of an anticipated global economic recovery in 2003. Additionally, we believe that further weakness in the U.S. dollar could prompt investors to allocate more of their assets to international equities, helping to reverse the seven-year underperformance of the international asset class. Loyal to our investment philosophy, we are taking advantage of the current difficult market conditions to position the Fund with the highest-quality international companies. We positioned the Fund to benefit from renewed economic growth. In our view, consistently growing global companies should outperform the broader market.

Jean-Baptiste Nadal, CFA                     Craig Stone
Fund Manager                                 Fund Manager

             KAYNE ANDERSON RUDNICK INTERNATIONAL FUND


SCHEDULE OF INVESTMENTS IN SECURITIES AT JUNE 30, 2002 (UNAUDITED)

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 92.9%

BELGIUM: 2.0%
     97,300   Dexia                                                 $ 1,502,740
                                                                    -----------
FINLAND: 2.4%
    121,107   Nokia Corp. ADR                                         1,753,629
                                                                    -----------
FRANCE: 18.8%
     18,510   Air Liquide                                             2,842,331
     18,510   Air Liquide-Rights                                        356,896
     99,784   Axa ADR                                                 1,813,075
     13,000   BNP Paribas                                               717,517
     33,200   Carrefour Supermarche                                   1,793,162
     26,600   Castorama Dubois Investissemen                          1,704,102
     85,940   Groupe Danone ADR                                       2,360,772
     18,096   Total Fina Elf ADR                                      1,463,966
     35,640   Vivendi Universal                                         768,573
                                                                    -----------
                                                                     13,820,394
                                                                    -----------
GERMANY: 1.6%
     48,436   SAP ADR                                                 1,176,510
                                                                    -----------
HONG KONG: 2.7%
     34,364   HSBC ADR                                                1,999,985
                                                                    -----------
IRELAND: 2.2%
    121,600   Allied Irish Banks PLC                                  1,611,966
                                                                    -----------
JAPAN: 14.4%
     57,000   Canon                                                   2,155,432
     45,600   Denso Corp.                                               713,375
    180,000   Fujitsu                                                 1,256,148
    105,000   Matsushita Electric Industrial                          1,433,072
    108,000   Minebea                                                   634,684
        410   Nippon Telegraph & Telephone                            1,687,299
     10,000   SMC Corp.                                               1,182,854
     28,700   Sony                                                    1,516,517
                                                                    -----------
                                                                     10,579,381
                                                                    -----------
MEXICO: 1.2%
     59,551   Panamerican Beverages, Inc. - Class A                     848,602
                                                                    -----------

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
NETHERLANDS: 10.3%
     79,345   Aegon                                                 $ 1,650,852
     39,652   Heineken                                                1,736,762
     88,809   ING Groep NV                                            2,275,784
     92,725   Koninklijke Ahold                                       1,946,604
                                                                    -----------
                                                                      7,610,002
                                                                    -----------
SPAIN: 4.6%
    132,205   Endesa ADR                                              1,893,176
    178,700   Telefonica                                              1,497,077
                                                                    -----------
                                                                      3,390,253
                                                                    -----------
SWITZERLAND: 11.2%
     27,100   Adecco SW                                               1,606,087
     34,243   Nestle ADR                                              1,996,144
     71,776   Novartis ADR                                            3,145,942
     30,000   UBS AG                                                  1,505,430
                                                                    -----------
                                                                      8,253,603
                                                                    -----------
UNITED KINGDOM: 17.2%
    152,550   BP PLC                                                  1,282,457
    250,000   Compass Group PLC                                       1,518,121
     73,073   Glaxosmithkline PLC                                     1,580,934
     72,000   Lloyds Tsb Group PLC                                      717,343
     80,000   Orange SA                                                 367,432
    136,424   Pearson PLC                                             1,358,156
     84,000   Reed Elsevier PLC                                         799,092
    460,600   Rentokil Initial PLC                                    1,876,346
     30,624   Reuters ADR                                               986,368
    119,000   Shire Pharmaceuticals Group                             1,053,067
     82,680   Vodafone ADR                                            1,128,582
                                                                    -----------
                                                                     12,667,898
                                                                    -----------
UNITED STATES: 4.3%
     27,000   iShares MSCI EAFE Index Fund                            3,200,850
                                                                    -----------
TOTAL COMMON STOCKS
      (cost $78,004,076)                                             68,415,813
                                                                    -----------

                                                                        VALUE
--------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
      (cost $78,004,076): 92.9%                                     $68,415,813
Other Assets less Liabilities: 7.1%                                   5,265,826
                                                                    -----------
NET ASSETS: 100.0%                                                  $73,681,639
                                                                    ===========

See accompanying Notes to Financial Statements.

KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

GOAL

The KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND seeks to provide total return in excess of the Lehman Intermediate Government/Credit Index, while maintaining quality and liquidity. Our strategy seeks to provide a total return that captures much of the fixed-income market return with a combination of income and capital appreciation by adjusting sectors and maturities to capitalize on changing market conditions.

COMMENTARY

The Lehman Intermediate Government/Credit Index returned 3.33% for the first half of 2002. In the current turbulent environment, our quality orientation contributed to our Fund's outperformance (3.86%) against the Lehman and other key benchmarks. We avoided the recent pitfalls in the fixed-income markets by working with our research team to focus exclusively on quality companies with solid balance sheets and sustainable free cash flow. Our strategy remains focused on quality while building on the weak sectors to provide additional yield for the Fund.

With interest rates at historically low levels, many questions are being asked regarding the future direction of the fixed-income markets. We believe that interest rates will maintain their current low levels over the course of the next year. Many of the factors that led to the current environment are still in place. These factors include low inflation levels, an easing monetary policy, and a flight-to-quality.

Inflation is always the greatest fear in the fixed-income market. In the near term, with no apparent inflationary trends in the economy, we do not see inflation as a factor increasing interest rates. Year-over-year, the Consumer Price Index, a measure of inflation, rose only 1.2%. Furthermore, inflation generally falls in the initial stages of an economic recovery. Given that the economy is still recovering, we do not expect to see inflationary pressures in the market.

The second factor is the accommodative monetary policy now in place. Last year the Federal Reserve through the actions of the Federal Open Market Committee ("FOMC") reduced the federal-funds rate from 6.50% to 1.75%. The FOMC's recent pronouncement on the economy that "for the foreseeable future...risks are balanced" with respect to its goals of price stability and sustainable economic growth, indicates that it is unlikely the FOMC will increase the federal-funds rate for the remainder of the year.

The final factor contributing to the current low rates is a flight to quality. World political tensions, fears of further domestic terrorism, volatility in the equity markets, and concerns over corporate accounting have made investors seek refuge in the fixed-income market, increasing bond prices and keeping rates low. We believe the lingering effects of these factors will keep demand in the fixed-income markets for the near future.

OUTLOOK

We expect to see short-term interest rates rise during 2003 to a more reasonable level. However, we do not expect to see intermediate-term rates change significantly. We believe the factors listed above will keep intermediate-term rates at a low level, resulting in the development of a flatter yield curve over time. We anticipate investors will continue to seek refuge in quality, which should be a strong factor aiding our performance.

Kimberly C. Friedricks
Fund Manager

          KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

SCHEDULE OF INVESTMENTS IN SECURITIES AT JUNE 30, 2002 (UNAUDITED)

PRINCIPAL                                                           COUPON          MATURITY
AMOUNT                                                               RATE             DATE           VALUE
-------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: 45.3%
AEROSPACE: 1.1%
$     335,000   Boeing Capital Corp.                                 7.100%          09/27/05    $   362,741
       70,000   Honeywell International                              9.200%          02/15/03         72,771
                                                                                                 -----------
                                                                                                     435,512
                                                                                                 -----------
AUTO/TRUCK MANUFACTURER: 3.4%
      250,000   Daimlerchrysler National Holding Corp.               7.200%          09/01/09      1,306,420
                                                                                                 -----------
BANKS: 2.7%
    1,000,000   Citicorp                                             6.375%          11/15/08      1,055,099
                                                                                                 -----------
BEVERAGES: 0.9%
       70,000   Anheuser Busch Companies, Inc.                       6.750%          11/01/06         74,111
      250,000   Anheuser-Busch Companies, Inc.                       7.100%          06/15/07        267,504
                                                                                                 -----------
                                                                                                     341,615
                                                                                                 -----------
COMMERCIAL BANKS: 1.3%
      500,000   Wells Fargo Financial                                6.375%          08/01/11        520,770
                                                                                                 -----------
COMMUNICATION SERVICES: 0.5%
      175,000   TCI Communications, Inc.                             6.375%          05/01/03        178,757
                                                                                                 -----------
COMPUTERS: 1.4%
      500,000   Dell Computer Corp.                                  6.550%          04/15/08        527,103
                                                                                                 -----------
COMPUTERS - MICRO: 2.0%
      750,000   Hewlett-Packard Co.                                  7.150%          06/15/05        797,364
                                                                                                 -----------
CONSUMER PRODUCTS: 0.7%
      260,000   Gillette Co.                                         4.000%          06/30/05        262,709
                                                                                                 -----------
DIVERSIFIED FINANCIAL SERVICES: 4.2%
      600,000   International Lease Finance Corp.                    5.750%          10/15/06        619,585
    1,000,000   John Deere Capital Corp.                             5.520%          04/30/04      1,030,833
                                                                                                 -----------
                                                                                                   1,650,418
                                                                                                 -----------
DRUGS & PHARMACEUTICALS: 2.7%
    1,000,000   Abbott Laboratories                                  5.625%          07/01/06      1,037,196
                                                                                                 -----------
FINANCE: 18.6%
      175,000   Bear Stearns Co.                                     6.625%          10/01/04        185,024
      825,000   Bear Stearns Co.                                     7.800%          08/15/07        912,662

PRINCIPAL                                                           COUPON          MATURITY
AMOUNT                                                               RATE             DATE           VALUE
-------------------------------------------------------------------------------------------------------------
FINANCE: 18.6% - (CONTINUED)
$     850,000   Boeing Capital Corp.                                 5.650%          05/15/06    $   878,416
    1,000,000   Countrywide Home Loans, Inc.                         7.450%          09/16/03      1,052,384
      300,000   Ford Motor Credit Corp.                              6.700%          07/16/04        308,989
      500,000   Ford Motor Credit Corp.                              9.030%          12/30/09        538,658
    1,000,000   General Motors Acceptance Corp.                      6.750%          01/15/06      1,039,021
      192,000   General Motors Acceptance Corp.                      7.125%          05/01/03        197,667
    1,000,000   Heller Financial                                     7.375%          11/01/09      1,097,120
    1,000,000   Lehman Brothers Holdings, Inc.                       7.250%          10/15/03      1,053,517
                                                                                                 -----------
                                                                                                   7,263,458
                                                                                                 -----------
INDUSTRIALS: 0.5%
      175,000   Caterpillar, Inc.                                    8.440%          11/26/03        187,478
                                                                                                 -----------
MOTION PICTURE PRODUCTION & OTHER SERVICES: 3.2%
      250,000   Walt Disney Co. (The)                                5.500%          12/29/06      1,266,819
                                                                                                 -----------
RETAIL STORES: 0.8%
      300,000   Wal-Mart Stores                                      6.550%          08/10/04        319,312
                                                                                                 -----------
TELECOMMUNICATION SERVICES/TELEPHONE: 1.3%
      500,000   SBC Communications                                   5.875%          02/01/12        502,135
                                                                                                 -----------
TOTAL CORPORATE BONDS
           (cost $16,907,190)                                                                     17,652,165
                                                                                                 -----------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS: 53.0%
MORTGAGE-BACKED/PASS-THROUGH SECURITIES: 14.6%
      228,903   Federal Home Loan Mortgage Corp.                     7.000%          04/01/16        239,660
      147,367   Federal Home Loan Mortgage Corp.                     7.500%          07/01/09        156,507
      351,030   Federal Home Loan Mortgage Corp.                     7.500%          04/01/14        373,457
      875,000   Federal National Mortgage Association                6.000%          05/16/11        907,006
      274,141   Federal National Mortgage Association                7.000%          05/01/14        287,596
       94,407   Federal National Mortgage Association                8.000%          01/01/15        101,772
      660,958   Government National Mortgage Association             6.000%          08/15/31      1,662,807
      466,388   Government National Mortgage Association             7.000%          07/20/13        491,022
        4,535   Government National Mortgage Association             8.000%          11/15/21          4,832
      152,433   Government National Mortgage Association             8.000%          07/15/23        162,427
      120,076   Government National Mortgage Association             8.000%          07/15/23        127,948
      528,964   Government National Mortgage Association             8.000%          07/20/26        561,372
       57,452   Government National Mortgage Association             8.000%          09/15/26         61,219

PRINCIPAL                                                            COUPON          MATURITY
AMOUNT                                                                RATE             DATE          VALUE
-------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED/PASS-THROUGH SECURITIES - (CONTINUED)
$      29,283   Government National Mortgage Association              8.000%          11/15/26   $    31,203
        7,603   Government National Mortgage Association              8.500%          12/15/22         8,141
      409,386   Government National Mortgage Association              8.500%          08/15/24       438,355
       53,063   Government National Mortgage Association              8.500%          08/15/25        56,817
       14,355   Government National Mortgage Association              8.500%          06/15/26        15,371
                                                                                                 -----------
                                                                                                   5,687,512
                                                                                                 -----------
U.S. AGENCY OBLIGATIONS: 16.3%
    1,000,000   Federal Home Loan Bank                                5.925%          04/09/08     1,064,373
      250,000   Federal Home Loan Bank                                6.400%          01/26/11       260,478
      500,000   Federal Home Loan Bank                                5.625%          03/28/06       513,300
      500,000   Federal Home Loan Bank System                         9.000%          12/20/16       498,125
    1,000,000   Federal Home Loan Mortgage Corp.                      6.500%          05/09/11     1,000,000
      475,000   Federal National Mortgage Association                 5.650%          01/22/09       483,265
      600,000   Federal National Mortgage Association                 5.625%          05/14/04       628,795
      275,000   Federal National Mortgage Association                 6.250%          02/17/11       285,445
    1,000,000   Federal National Mortgage Association                 6.625%          11/15/10     1,090,084
      555,000   Freddie Mac                                           9.000%          12/21/16       552,919
                                                                                                 -----------
                                                                                                   6,376,784
                                                                                                 -----------
U.S. TREASURY OBLIGATIONS: 22.1%
       50,000   U.S. Treasury Bonds                                  11.875%          11/15/03     1,184,419
      500,000   U.S. Treasury Bonds                                   7.875%          11/15/04       554,267
      257,000   U.S. Treasury Notes                                   5.625%          05/15/08     1,342,045
      700,000   U.S. Treasury Notes                                   6.000%          08/15/09       760,621
    1,000,000   U.S. Treasury Notes                                   6.250%          02/15/07     1,094,549
      500,000   U.S. Treasury Notes                                   6.500%          10/15/06     1,651,767
      830,000   U.S. Treasury Notes                                   7.500%          02/15/05     2,026,439
                                                                                                 -----------
                                                                                                   8,614,107
                                                                                                 -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
           (cost $19,831,165)                                                                     20,678,403
                                                                                                 -----------
TOTAL INVESTMENTS IN SECURITIES
           (cost $36,738,355): 98.3%                                                              38,330,568
Other Assets less Liabilities: 1.7%                                                                  672,754
                                                                                                 -----------
NET ASSETS: 100.0%                                                                               $39,003,322
                                                                                                 ===========

See accompanying Notes to Financial Statements.

KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

OBJECTIVE

The KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND seeks to provide current income exempt from both federal and California state income taxes, by investing in high-quality intermediate-maturity California municipal securities.

COMMENTARY

The municipal market has been strong this year, with the Standard & Poor's California Municipal Index gaining 3.68% year-to-date, the Fund returned 3.22%. With interest rates at historically low levels, many questions are being asked regarding the future direction of the fixed-income markets. We believe that interest rates will maintain their current low levels over the course of the next year. Many of the factors that led to the current environment are still in place. These factors include low inflation levels, an easing monetary policy, and a flight to quality.

Inflation is always the greatest fear in the fixed-income market. In the near term, with no apparent inflationary trends in the economy, we do not see inflation as a factor increasing interest rates. Year-over-year, the Consumer Price Index, a measure of inflation, rose only 1.2%. Furthermore, inflation generally falls in the initial stages of an economic recovery. Given that the economy is still recovering, we do not expect to see inflationary pressures in the market.

The second factor is the accommodative monetary policy now in place. Last year the Federal Reserve through the actions of the Federal Open Market Committee ("FOMC") reduced the federal-funds rate from 6.50% to 1.75%. The FOMC's recent pronouncement on the economy that "for the foreseeable future...risks are balanced" with respect to its goals of price stability and sustainable economic growth, indicates that it is unlikely the FOMC will increase the federal-funds rate for the remainder of the year.

The final factor contributing to the current low rates is a flight to quality. World political tensions, fears of further domestic terrorism, volatility in the equity markets, and concerns over corporate accounting have made investors seek refuge in the fixed-income market, increasing bond prices and keeping rates low. We believe the lingering effects of these factors will keep demand in the fixed-income markets for the near future.

OUTLOOK

The municipal market will be adjusting to new state and local budgets over the remaining part of the year. While our economy appears to be recovering, the new budgets will begin to reflect the reduction in tax receipts from the past year. Most local governments are in significantly better fiscal shape than they were coming out of the last recession. This past fiscal discipline will pay off this year.

California, needing to replace the funds lost by last year's energy crisis, faces a difficult budget battle. With a large, diverse economy, California came through the recession quite strong. This will make an enormous difference as the year progresses and tax revenues increase. However, the budget battle, and associated press coverage, could be a rough time for the California municipal market. We are confident in the state's outlook and plan to take advantage of any weakness to increase the yield to the Fund.

Kimberly C. Friedricks
Fund Manager

     KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

SCHEDULE OF INVESTMENTS IN SECURITIES AT JUNE 30, 2002 (UNAUDITED)

PRINCIPAL                                                              COUPON          MATURITY
AMOUNT                                                                  RATE             DATE          VALUE
----------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS: 97.4%
EDUCATION: 7.4%
$    155,000    Brentwood Union School District                         7.300%         08/01/07     $   186,581
     250,000    California Educational Facilities Authority             5.375%         10/01/16         265,000
     300,000    Long Beach Unified School District                      5.375%         08/01/16         319,875
     400,000    Oakland Unified School District                         5.000%         08/01/16         412,000
     765,000    Oakland Unified School District Alameda County          5.000%         08/01/15         794,644
   1,000,000    Petamula California School                              0.000%         08/01/20         343,610
                                                                                                    -----------
                                                                                                      2,321,710
                                                                                                    -----------
ELECTRIC: 10.0%
     300,000    Los Angeles, California Water & Power Revenue           5.250%         07/01/18         306,000
   1,000,000    M-S-R Public Power Agency California                    6.000%         07/01/20       1,056,330
   1,000,000    Northern California Public Power Agency                 5.000%         07/01/15       1,038,750
     500,000    Pleasanton Joint Powers Financing                       6.150%         09/02/12         532,330
     200,000    Sacramento, California Municipal Utilities District     5.700%         05/15/12         209,130
                                                                                                    -----------
                                                                                                      3,142,540
                                                                                                    -----------
GENERAL OBLIGATION: 16.3%
     250,000    California State                                        5.250%         06/01/16         258,437
     200,000    California State                                        5.375%         03/01/06         215,750
       5,000    California State                                        5.375%         03/01/06           5,394
      45,000    California State                                        5.375%         03/01/06          47,981
   1,000,000    California State                                        5.375%         12/01/16       1,010,000
     200,000    California State                                        5.250%         11/01/09         218,646
     825,000    California State                                        6.250%         04/01/08         942,562
     895,000    California State Veteran Bonds                          5.150%         12/01/14         925,206
     200,000    California State Veterans Bonds                         6.375%         02/01/27         200,888
   1,000,000    Oakland, California Series B                            5.875%         06/15/19       1,070,000
     200,000    Stockton California                                     5.600%         03/20/28         223,104
                                                                                                    -----------
                                                                                                      5,117,968
                                                                                                    -----------
HOSPITALS: 3.3%
   1,000,000    California Health Facilities Financing Authority        6.250%         10/01/13       1,021,090
                                                                                                    -----------
HOUSING: 5.9%
     800,000    California Housing Finance Agency                       5.900%         08/01/17         828,000
     960,000    California Housing Finance Agency                       5.950%         08/01/14       1,006,800
                                                                                                    -----------
                                                                                                      1,834,800
                                                                                                    -----------

PRINCIPAL                                                                        COUPON          MATURITY
AMOUNT                                                                            RATE             DATE          VALUE
---------------------------------------------------------------------------------------------------------------------------
IDR/PCR: 9.6%
$    290,000    California State Public Works Board Energy Efficiency Revenue     5.250%          12/01/13     $   310,663
     510,000    California State Public Works Board Energy Efficiency Revenue     5.500%          09/01/09         564,188
     250,000    Menlo Park Community Development Agency Multifamily Revenue       5.375%          06/01/16         264,375
   1,000,000    Mountain View, California Shoreline Regional Park                 5.500%          08/01/21       1,052,500
     250,000    Santa Barbara, California Redevelopment Agency                    4.600%          03/01/14         256,875
     200,000    Pinole Redevelopment Agency Tax Allocation                        5.600%          08/01/17         206,522
     350,000    San Jose, California Financing Authority                          5.000%          09/01/16         361,813
                                                                                                               -----------
                                                                                                                 3,016,936
                                                                                                               -----------
PREREFUNDED: 4.6%
     150,000    Los Angeles Convention & Exhibit Center                           9.000%          12/01/20         183,375
   1,000,000    San Bernardino County, California                                 6.875%          08/01/24       1,267,500
                                                                                                               -----------
                                                                                                                 1,450,875
                                                                                                               -----------
TRANSPORTATION: 15.4%
     500,000    Los Angeles County Metropolitan Transportation Authority          5.625%          07/01/18         520,205
   1,000,000    Oakland, California Port Authority                                5.600%          11/01/19       1,067,500
   1,000,000    San Francisco, California City & County Airport                   5.375%          05/01/17       1,043,750
   1,000,000    San Francisco, California Port Authority                          5.900%          07/01/09       1,070,000
     190,000    San Francisco, California Bay Area Rapid Transit                  5.500%          07/01/15         201,875
     400,000    San Mateo County Transit District                                 5.000%          06/01/14         418,500
     500,000    Santa Clara Valley, California Transportation Authority           5.000%          06/01/17         512,500
                                                                                                               -----------
                                                                                                                 4,834,330
                                                                                                               -----------
WATER & SEWER: 24.9%
     200,000    California State Department of Water                              5.125%          12/01/15         208,500
     200,000    California State Department of Water Resources Center
                Valley Project                                                    5.650%          12/01/11         208,792
     700,000    Los Angeles, California                                           4.500%          07/01/13         706,125
     700,000    Los Angeles, California Wastewater System                         5.000%          06/01/14         732,375
     200,000    Los Angeles, California Wastewater System                         5.700%          06/01/20         206,862
   1,000,000    Marina, California Municipal Water District                       5.550%          07/01/13       1,037,680
     200,000    Metropolitan Water Districe of Southern California                5.000%          07/01/13         209,750
   1,000,000    Redlands, California Financing Authority                          5.000%          09/01/17       1,026,250
     300,000    San Diego, California                                             5.000%          05/15/13         308,445
   1,000,000    San Francisco, California City and County Public Utility          6.000%          11/01/15       1,010,300

PRINCIPAL                                                                        COUPON          MATURITY
AMOUNT                                                                            RATE             DATE          VALUE
---------------------------------------------------------------------------------------------------------------------------
WATER & SEWER - (CONTINUED)
$  1,000,000    San Jose Clara, California Water Financing Authority              5.375%          11/15/15     $ 1,051,250
   1,000,000    Tulare, California Sewer Revenue                                  5.700%          11/15/15       1,088,750
                                                                                                               -----------
                                                                                                                 7,795,079
                                                                                                               -----------
TOTAL MUNICIPAL BONDS
           (cost $29,205,652)                                                                                   30,535,328
                                                                                                               -----------
SHORT-TERM INVESTMENT: 1.3%
     400,000    Rancho Mirage California Joint Powers                                                              400,000
                                                                                                               -----------
TOTAL SHORT-TERM INVESTMENT                                                                                        400,000
           (cost $400.000)                                                                                     -----------
TOTAL INVESTMENTS IN SECURITIES
           (cost $29,605,652): 98.7%                                                                            30,935,328
Other Assets less Liabilities: 1.3%                                                                                418,536
                                                                                                               -----------
NET ASSETS: 100.0%                                                                                             $31,353,864
                                                                                                               ===========

See accompanying Notes to Financial Statements.

                  This page has been intentionally left blank.

                       KAYNE ANDERSON RUDNICK MUTUAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES AT JUNE 30, 2002 (UNAUDITED)

                                                            LARGE CAP       SMALL-MID CAP
                                                              FUND              FUND
-----------------------------------------------------------------------------------------
ASSETS
  Investments in securities, at cost                      $  99,398,845      $123,670,480
                                                          =============      ============
  Investments in securities, at value                     $  95,784,675      $126,289,684
  Cash                                                        3,777,210         1,357,443
  Receivables:
     Dividends and interest                                      79,532           183,767
     Tax reclaims                                                     -                 -
  Collateral for securities loaned, at fair value             2,431,360        33,073,886
  Prepaid expenses and other assets                               9,246             2,205
                                                          -------------      ------------
         Total Assets                                       102,082,023       160,906,985
                                                          -------------      ------------
LIABILITIES
  Payables:
     Securities purchased                                     1,864,256                 -
     Distributions to shareholders                                    -                 -
     Due to advisor                                              60,627            85,247
     Payables upon return of securities loaned                2,431,360        33,073,886
  Accrued expenses                                               47,058            60,064
                                                          -------------      ------------
        Total liabilities                                     4,403,301        33,219,197
                                                          -------------      ------------
  NET ASSETS                                              $  97,678,722      $127,687,788
                                                          =============      ============
  Number of shares issued and outstanding
     (unlimited shares authorized no par value)               6,814,720         7,642,169
                                                          -------------      ------------
  NET ASSET VALUE PER SHARE                                      $14.33            $16.71
                                                          =============      ============
COMPONENTS OF NET ASSETS
     Paid-in capital                                       $112,965,355      $132,966,710
     Accumulated net investment income (loss)                    (2,675)         (115,173)
     Accumulated net realized (loss) on investments
         and foreign currency                               (11,669,788)       (7,782,953)
     Net unrealized appreciation (depreciation) on:
            Investments                                      (3,614,170)        2,619,204
            Foreign currency                                          -                 -
                                                          -------------      ------------
         Net assets                                       $  97,678,722      $127,687,788
                                                          =============      ============

                                                                                            CALIFORNIA
                                                                          INTERMEDIATE     INTERMEDIATE
                                                          INTERNATIONAL   TOTAL RETURN    TAX-FREE BOND
                                                             FUND          BOND FUND            FUND
--------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities, at cost                       $78,004,076     $36,738,355      $29,605,652
                                                           ===========     ===========      ===========
  Investments in securities, at value                      $68,415,813     $38,330,568      $30,935,328
  Cash                                                       5,108,671         633,868           83,943
  Receivables:
     Dividends and interest                                    175,733         560,285          450,276
     Tax reclaims                                               45,549               -                -
  Collateral for securities loaned, at fair value            7,650,597               -                -
  Prepaid expenses and other assets                             16,844           7,655            1,414
                                                           -----------     -----------      -----------
         Total Assets                                       81,413,207      39,532,376       31,470,961
                                                           -----------     -----------      -----------
LIABILITIES
  Payables:
     Securities purchased                                            -         518,405                -
     Distributions to shareholders                                   -               -          109,917
     Due to advisor                                             51,737             137            7,180
     Payables upon return of securities loaned               7,650,597               -                -
  Accrued expenses                                              29,234          10,512                -
                                                           -----------     -----------      -----------
        Total liabilities                                    7,731,568         529,054          117,097
                                                           -----------     -----------      -----------
  NET ASSETS                                               $73,681,639     $39,003,322      $31,353,864
                                                           ===========     ===========      ===========
  Number of shares issued and outstanding
     (unlimited shares authorized no par value)              7,050,757       3,537,880        2,891,033
                                                           -----------     -----------      -----------
  NET ASSET VALUE PER SHARE                                     $10.45          $11.02           $10.85
                                                           ===========     ===========      ===========
COMPONENTS OF NET ASSETS
     Paid-in capital                                       $93,056,064     $37,431,291      $29,902,153
     Accumulated net investment income (loss)                   74,489          (5,559)          (2,714)
     Accumulated net realized (loss) on investments
         and foreign currency                               (9,866,530)        (14,623)         124,749
     Net unrealized appreciation (depreciation) on:
            Investments                                     (9,588,263)      1,592,213        1,329,676
            Foreign currency                                     5,879               -                -
                                                           -----------     -----------      -----------
         Net assets                                        $73,681,639     $39,003,322      $31,353,864
                                                           ===========     ===========      ===========

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS FOR THE PERIODS ENDED JUNE 30, 2002 (UNAUDITED)

                                                                                 LARGE CAP       SMALL-MID CAP
                                                                                   FUND              FUND
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
     Dividends                                                                  $   690,132       $   453,233
     Interest                                                                        11,406            45,001
                                                                                -----------       -----------
         Total Income                                                               701,538           498,234
                                                                                -----------       -----------
  Expenses
     Advisory fees (Note 3)                                                         387,793           506,302
     Registration expense                                                             5,001             8,166
     Fund accounting fees                                                            19,126            17,655
     Administration fees (Note 3)                                                    27,638            29,098
     Transfer agent fees                                                             22,731            20,788
     Trustees' fees                                                                   6,704             6,605
     Audit fees                                                                       7,602             3,679
     Custodian fees                                                                  21,621            14,891
     Legal fees                                                                       3,800             1,226
     Reports to shareholders                                                          5,185             2,354
     Insurance expense                                                                1,000             1,172
     Miscellaneous                                                                    2,452             1,471
                                                                                -----------       -----------
        Total expenses                                                              510,653           613,407
        Add: expenses recouped by advisor                                                 -                 -
        Less: fees waived and expenses absorbed (Note 3)                                  -                 -
                                                                                -----------       -----------
         Net expenses                                                               510,653           613,407
                                                                                -----------       -----------
            NET INVESTMENT INCOME (LOSS)                                            190,885          (115,173)
                                                                                -----------       -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain (loss) on investments                                        (7,772,202)          190,938
  Net realized (loss) on foreign currency                                                 -                 -
  Net unrealized appreciation (depreciation) on:
     Investments                                                                 (2,126,399)       (7,568,658)
     Foreign currency                                                                     -                 -
                                                                                -----------       -----------
     Net realized and unrealized gain (loss) on investments and
         foreign currency                                                        (9,898,601)       (7,377,720)
                                                                                -----------       -----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $(9,707,716)      $(7,492,893)
                                                                                ===========       ===========

                                                                                                                  CALIFORNIA
                                                                                                INTERMEDIATE     INTERMEDIATE
                                                                                INTERNATIONAL   TOTAL RETURN    TAX-FREE BOND
                                                                                   FUND          BOND FUND            FUND
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
     Dividends                                                                   $   788,675*    $        -       $        -
     Interest                                                                         36,670      1,175,299          805,015
                                                                                 -----------     ----------       ----------
         Total Income                                                                825,345      1,175,299          805,015
                                                                                 -----------     ----------       ----------
  Expenses
     Advisory fees (Note 3)                                                          324,258         96,825           79,151
     Registration expense                                                              7,944          2,130            1,226
     Fund accounting fees                                                             21,578         20,507           20,598
     Administration fees (Note 3)                                                     21,890         14,477           13,809
     Transfer agent fees                                                              11,279         11,202            6,867
     Trustees' fees                                                                    6,605          6,548            6,605
     Audit fees                                                                        5,150          3,433            3,433
     Custodian fees                                                                   19,493          9,477            8,958
     Legal fees                                                                        1,348            222              981
     Reports to shareholders                                                           1,471            355              882
     Insurance expense                                                                   820            172              118
     Miscellaneous                                                                       981            400              981
                                                                                 -----------     ----------       ----------
         Total expenses                                                              422,817        165,748          143,609
         Add: expenses recouped by advisor                                             8,744              -                -
         Less: fees waived and expenses absorbed (Note 3)                                  -              -          (24,882)
                                                                                 -----------     ----------       ----------
         Net expenses                                                                431,561        165,748          118,727
                                                                                 -----------     ----------       ----------
            NET INVESTMENT INCOME (LOSS)                                             393,784      1,009,551          686,288
                                                                                 -----------     ----------       ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
  Net realized gain (loss) on investments                                         (4,827,015)       (15,119)         124,749
  Net realized (loss) on foreign currency                                            (82,218)             -                -
  Net unrealized appreciation (depreciation) on:
     Investments                                                                     258,612        503,172          217,794
     Foreign currency                                                                  5,434              -                -
                                                                                 -----------     ----------       ----------
     Net realized and unrealized gain (loss) on investments and
         foreign currency                                                         (4,645,187)       488,053          342,543
                                                                                 -----------     ----------       ----------
         NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         $(4,251,403)    $1,497,604       $1,028,831
                                                                                 ===========     ==========       ==========

* Net of foreign tax withheld of $115,062.

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                LARGE CAP
                                                                                  FUND
                                                                      ---------------------------
                                                                       SIX MONTHS
                                                                          ENDED       YEAR ENDED
                                                                        06/30/02#      12/31/01
---------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income (loss)                                        $    190,885   $    347,708
  Net realized gain (loss) on investments                               (7,772,202)    (3,546,363)
  Net realized gain (loss) on foreign currency                                   -              -
  Net unrealized appreciation (depreciation) on
     Investments                                                        (2,126,399)   (13,058,333)
     Foreign currency                                                            -              -
                                                                      ------------   ------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    (9,707,716)   (16,256,988)
                                                                      ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                              (394,434)      (354,026)
  From net realized gains                                                        -     (1,036,128)
                                                                      ------------   ------------
     TOTAL DISTRIBUTIONS                                                  (394,434)    (1,390,154)
                                                                      ------------   ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                             14,690,237     16,916,697
  Net asset value of shares issued on reinvestment of distributions        237,375        794,028
  Cost of shares redeemed                                              (11,916,853)   (26,545,451)
                                                                      ------------   ------------
     NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS             3,010,759     (8,834,726)
                                                                      ------------   ------------
         TOTAL INCREASE (DECREASE) IN NET ASSETS                        (7,091,391)   (26,481,868)
                                                                      ------------   ------------
NET ASSESTS
  Beginning of period                                                  104,770,113    131,251,981
                                                                      ------------   ------------
  END OF PERIOD                                                       $ 97,678,722   $104,770,113
                                                                      ============   ============
  Accumulated net investment income (loss)                            $     (2,675)  $    200,874
                                                                      ============   ============
CHANGE IN CAPITAL SHARES
  Shares sold                                                              936,743      1,063,100
  Shares issued on reinvestment of distributions                            16,393         48,743
  Shares redeemed                                                         (767,171)    (1,786,880)
                                                                      ------------   ------------
  Net increase (decrease)                                                  185,965       (675,037)
                                                                      ============   ============


                                       30

                                                                              SMALL-MID CAP                 INTERNATIONAL
                                                                                  FUND                         FUND
                                                                      ---------------------------   ----------------------------
                                                                       SIX MONTHS                    SIX MONTHS
                                                                          ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                                                        06/30/02#      12/31/01       06/30/02#      12/31/01
--------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income (loss)                                        $   (115,173)  $    (94,754)  $    393,784   $      49,932
  Net realized gain (loss) on investments                                  190,938     (1,225,193)    (4,827,015)     (4,957,297)
  Net realized gain (loss) on foreign currency                                   -              -        (82,218)       (116,664)
  Net unrealized appreciation (depreciation) on
     Investments                                                        (7,568,658)     4,848,908        258,612     (12,336,485)
     Foreign currency                                                            -              -          5,434             445
                                                                      ------------   ------------   ------------   -------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    (7,492,893)     3,528,961     (4,251,403)    (17,360,069)
                                                                      ------------   ------------   ------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                                     -        (21,298)      (319,295)       (115,405)
  From net realized gains                                                        -     (2,345,271)             -         (13,194)
                                                                      ------------   ------------   ------------   -------------
     TOTAL DISTRIBUTIONS                                                         -     (2,366,569)      (319,295)       (128,599)
                                                                      ------------   ------------   ------------   -------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                             85,014,761     94,512,239     99,245,008     206,593,069
  Net asset value of shares issued on reinvestment of distributions              -      1,530,774        237,358         130,107
  Cost of shares redeemed                                              (44,972,569)   (44,626,624)   (77,743,235)   (184,549,580)
                                                                      ------------   ------------   ------------   -------------
     NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS            40,042,192     51,416,389     21,739,131      22,173,596
                                                                      ------------   ------------   ------------   -------------
         TOTAL INCREASE (DECREASE) IN NET ASSETS                        32,549,299     52,578,781     17,168,433       4,684,928
                                                                      ------------   ------------   ------------   -------------
NET ASSESTS
  Beginning of period                                                   95,138,489     42,559,708     56,513,206      51,828,278
                                                                      ------------   ------------   ------------   -------------
  END OF PERIOD                                                       $127,687,788   $ 95,138,489   $ 73,681,639   $  56,513,206
                                                                      ============   ============   ============   =============
  Accumulated net investment income (loss)                            $   (115,173)  $          -   $     74,489   $           -
                                                                      ============   ============   ============   =============
CHANGE IN CAPITAL SHARES
  Shares sold                                                            4,832,350      5,465,027      9,227,464      17,310,272
  Shares issued on reinvestment of distributions                                 -         82,167         23,316          10,164
  Shares redeemed                                                       (2,565,311)    (2,647,873)    (7,192,381)    (15,537,245)
                                                                      ------------   ------------   ------------   -------------
  Net increase (decrease)                                                2,267,039      2,899,321      2,058,399       1,783,191
                                                                      ============   ============   ============   =============

                                                                                                           CALIFORNIA
                                                                              INTERMEDIATE                INTERMEDIATE
                                                                                TOTAL RETURN             TAX-FREE BOND
                                                                                  BOND FUND                   FUND
                                                                      --------------------------   --------------------------
                                                                       SIX MONTHS                  SIX MONTHS
                                                                         ENDED       YEAR ENDED       ENDED       YEAR ENDED
                                                                        06/30/02#     12/31/01      06/30/02#      12/31/01
-----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment income (loss)                                        $ 1,009,551   $  2,400,911   $   686,288   $  1,444,562
  Net realized gain (loss) on investments                                 (15,119)     1,093,387       124,749        327,324
  Net realized gain (loss) on foreign currency                                  -              -             -              -
  Net unrealized appreciation (depreciation) on
     Investments                                                          503,172        230,902       217,794       (408,245)
     Foreign currency                                                           -              -             -              -
                                                                      -----------   ------------   -----------   ------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS    1,497,604      3,725,200     1,028,831      1,363,641
                                                                      -----------   ------------   -----------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                                           (1,015,110)    (2,406,198)     (689,002)    (1,454,241)
  From net realized gains                                                 (73,632)      (693,771)            -       (209,757)
                                                                      -----------   ------------   -----------   ------------
     TOTAL DISTRIBUTIONS                                               (1,088,742)    (3,099,969)     (689,002)    (1,663,998)
                                                                      -----------   ------------   -----------   ------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                             8,204,751     31,123,856     4,482,964     34,012,895
  Net asset value of shares issued on reinvestment of distributions       601,512      1,487,077       183,841        417,119
  Cost of shares redeemed                                             (10,586,355)   (39,959,043)   (8,074,497)   (31,060,553)
                                                                      -----------   ------------   -----------   ------------
     NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS           (1,780,092)    (7,348,110)   (3,407,692)     3,369,461
                                                                      -----------   ------------   -----------   ------------
         TOTAL INCREASE (DECREASE) IN NET ASSETS                       (1,371,230)    (6,722,879)   (3,067,863)     3,069,104
                                                                      -----------   ------------   -----------   ------------
NET ASSESTS
  Beginning of period                                                  40,374,552     47,097,431    34,421,727     31,352,623
                                                                      -----------   ------------   -----------   ------------
  END OF PERIOD                                                       $39,003,322   $ 40,374,552   $31,353,864   $ 34,421,727
                                                                      ===========   ============   ===========   ============
  Accumulated net investment income (loss)                            $    (5,559)  $          -   $    (2,714)  $          -
                                                                      ===========   ============   ===========   ============
CHANGE IN CAPITAL SHARES
  Shares sold                                                             747,404      2,795,212       413,551      3,123,987
  Shares issued on reinvestment of distributions                           54,970        135,269        17,004         38,394
  Shares redeemed                                                        (965,670)    (3,580,161)     (744,321)    (2,853,438)
                                                                      -----------   ------------   -----------   ------------
  Net increase (decrease)                                                (163,296)      (649,680)     (313,766)       308,943
                                                                      ===========   ============   ===========   ============

#   Unaudited.

See accompanying Notes to Financial Statements.

                     KAYNE ANDERSON RUDNICK LARGE CAP FUND

FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                SIX MONTHS                            YEAR ENDED DECEMBER 31,
                                                   ENDED         -------------------------------------------------------------------
                                                 06/30/02#          2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $15.81          $17.97        $18.67        $17.03        $17.28        $14.32
                                                   ------          ------        ------        ------        ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                             0.03            0.05          0.06          0.04          0.11          0.10
   Net realized and unrealized gain (loss)
     on investments                                 (1.45)          (2.03)        (0.44)         2.71          2.38          4.34
                                                   ------          ------        ------        ------        ------        ------
Total income (loss) from
   investment operations                            (1.42)          (1.98)        (0.38)         2.75          2.49          4.44
                                                   ------          ------        ------        ------        ------        ------
  LESS DISTRIBUTIONS:
   From net investment income                       (0.06)          (0.05)        (0.03)        (0.04)        (0.11)        (0.11)
   From net realized gain                               -           (0.13)        (0.29)        (1.07)        (2.63)        (1.37)
                                                   ------          ------        ------        ------        ------        ------
Total distributions                                 (0.06)          (0.18)        (0.32)        (1.11)        (2.74)        (1.48)
                                                   ------          ------        ------        ------        ------        ------
Net asset value, end of period                     $14.33          $15.81        $17.97        $18.67        $17.03        $17.28
                                                   ======          ======        ======        ======        ======        ======
Total return                                        (9.00)%**      (11.03)%       (2.00)%       16.33%        14.14%        30.99%
Net assets, end of period (millions)                $97.7          $104.8        $131.3        $123.5         $48.6         $35.3
  RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before fees waived and expenses
     absorbed or recouped                            0.98%+          0.95%         0.90%         1.03%         1.11%         1.18%
   After fees waived and expenses
     absorbed or recouped                            0.98%+          0.95%         0.90%         1.03%         1.11%         1.18%
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
   (after fees waived and expenses
     absorbed or recouped)                           0.37%+          0.30%         0.30%         0.28%         0.57%         0.55%
   Portfolio turnover rate                             13%**           32%           42%           33%           76%           51%

#  Unaudited.
** Not annualized.
+  Annualized.

See accompanying Notes to Financial Statements.

                   KAYNE ANDERSON RUDNICK SMALL-MID CAP FUND

FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                SIX MONTHS                            YEAR ENDED DECEMBER 31,
                                                   ENDED         -------------------------------------------------------------------
                                                 06/30/02#           2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $17.70          $17.19        $14.82        $15.04        $13.12        $11.06
                                                    ------          ------        ------        ------        ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                          -           (0.01)         0.04          0.07          0.05          0.02
   Net realized and unrealized gain (loss)
     on investments                                  (0.99)           1.15          3.54          0.47          2.07          2.14
                                                    ------          ------        ------        ------        ------        ------
Total income (loss) from
   investment operations                             (0.99)           1.14          3.58          0.54          2.12          2.16
                                                    ------          ------        ------        ------        ------        ------
  LESS DISTRIBUTIONS:
   From net investment income                            -           (0.01)        (0.04)        (0.07)        (0.05)        (0.05)
   From net realized gain                                -           (0.62)        (1.17)        (0.69)            -         (0.05)
   From paid-in capital                                  -               -             -             -         (0.15)            -
                                                    ------          ------        ------        ------        ------        ------
Total distributions                                      -           (0.63)        (1.21)        (0.76)        (0.20)        (0.10)
                                                    ------          ------        ------        ------        ------        ------
Net asset value, end of period                      $16.71          $17.70        $17.19        $14.82        $15.04        $13.12
                                                    ======          ======        ======        ======        ======        ======
Total return                                         (5.59)%**        6.40%        24.77%         3.64%        16.17%        19.46%
Net assets, end of period (millions)                $127.7           $95.1         $42.6         $47.0         $33.0          $6.5
  RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before fees waived and expenses
     absorbed or recouped                             1.02%+          1.13%         1.20%         1.34%         1.35%         3.22%
   After fees waived and expenses
     absorbed or recouped                             1.02%+          1.17%         1.29%         1.30%         1.30%         1.30%
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
   (after fees waived and expenses
     absorbed or recouped)                           (0.19)%+        (0.14)%        0.26%         0.53%         0.38%         0.45%
   Portfolio turnover rate                               1%**           17%           50%           50%           28%           47%

#  Unaudited.
** Not annualized.
+  Annualized.

See accompanying Notes to Financial Statements.

                   KAYNE ANDERSON RUDNICK INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                SIX MONTHS                            YEAR ENDED DECEMBER 31,
                                                   ENDED         -------------------------------------------------------------------
                                                 06/30/02#           2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $11.32          $16.15        $18.47        $15.51        $12.61        $10.91
                                                    ------          ------        ------        ------        ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                              0.06            0.04          0.03          0.12          0.08          0.04
   Net realized and unrealized gain (loss)
     on investments                                  (0.88)          (4.83)        (1.82)         4.68          3.25          1.75
                                                    ------          ------        ------        ------        ------        ------
Total income (loss) from
   investment operations                             (0.82)          (4.79)        (1.79)         4.80          3.33          1.79
                                                    ------          ------        ------        ------        ------        ------
  LESS DISTRIBUTIONS:
   From net investment income                        (0.05)          (0.04)        (0.03)        (0.12)        (0.08)        (0.05)
   From net realized gain                                -               -         (0.50)        (1.72)        (0.35)        (0.04)
                                                    ------          ------        ------        ------        ------        ------
Total distributions                                  (0.05)          (0.04)        (0.53)        (1.84)        (0.43)        (0.09)
                                                    ------          ------        ------        ------        ------        ------
Net asset value, end of period                      $10.45          $11.32        $16.15        $18.47        $15.51        $12.61
                                                    ======          ======        ======        ======        ======        ======
Total return                                         (7.26)%**      (29.70)%       (9.65)%       31.06%        26.47%        16.42%
Net assets, end of period (millions)                 $73.7           $56.5         $51.8         $40.6         $35.4          $7.0
  RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before fees waived and expenses
     absorbed or recouped                             1.23%+          1.33%         1.28%         1.47%         1.45%         3.41%
   After fees waived and expenses
     absorbed or recouped                             1.25%+          1.38%         1.38%         1.40%         1.38%         1.40%
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
   (after fees waived and expenses
     absorbed or recouped)                            1.14%+          0.09%         0.24%         0.63%         0.85%         0.61%
   Portfolio turnover rate                              30%**           88%           35%           57%           28%           29%

#  Unaudited.
** Not annualized.
+  Annualized.

See accompanying Notes to Financial Statements.

           KAYNE ANDERSON RUDNICK INTERMEDIATE TOTAL RETURN BOND FUND

FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                SIX MONTHS                            YEAR ENDED DECEMBER 31,
                                                   ENDED         -------------------------------------------------------------------
                                                 06/30/02#         2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $10.91          $10.82        $10.44        $11.01        $10.75        $10.59
                                                  ------          ------        ------        ------        ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.28            0.57          0.56          0.50          0.51          0.56
   Net realized and unrealized gain (loss)
     on investments                                 0.14            0.28          0.39         (0.57)         0.30          0.18
                                                  ------          ------        ------        ------        ------        ------
Total income (loss) from
   investment operations                            0.42            0.85          0.95         (0.07)         0.81          0.74
                                                  ------          ------        ------        ------        ------        ------
  LESS DISTRIBUTIONS:
   From net investment income                      (0.29)          (0.57)        (0.57)        (0.49)        (0.51)        (0.58)
   From net realized gain                          (0.02)          (0.19)            -         (0.01)        (0.04)            -
                                                  ------          ------        ------        ------        ------        ------
Total distributions                                (0.31)          (0.76)        (0.57)        (0.50)        (0.55)        (0.58)
                                                  ------          ------        ------        ------        ------        ------
Net asset value, end of period                    $11.02          $10.91        $10.82        $10.44        $11.01        $10.75
                                                  ======          ======        ======        ======        ======        ======
Total return                                        3.86%**         7.98%         9.40%        (0.65)%        7.61%         7.19%
Net assets, end of period (millions)               $39.0           $40.4         $47.1         $53.4         $28.3          $6.3
  RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before fees waived and expenses
     absorbed or recouped                           0.85%+          0.80%         0.82%         1.23%         1.00%         2.23%
   After fees waived and expenses
     absorbed or recouped                           0.85%+          0.96%         0.94%         0.94%         0.94%         0.95%
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
   (after fees waived, expenses absorbed
     or recouped, and paid indirectly)              5.16%+          5.13%         5.34%         4.94%         4.93%         5.53%
   Portfolio turnover rate                            10%**           50%           10%           64%           49%           27%

#  Unaudited.
** Not annualized.
+  Annualized.

See accompanying Notes to Financial Statements.

       KAYNE ANDERSON RUDNICK CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND

FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                SIX MONTHS                            YEAR ENDED DECEMBER 31,
                                                   ENDED         -------------------------------------------------------------------
                                                 06/30/02#         2001          2000          1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period              $10.74          $10.83        $10.29        $10.77        $10.74        $10.64
                                                  ------          ------        ------        ------        ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.23            0.47          0.49          0.44          0.43          0.34
   Net realized and unrealized gain (loss)
     on investments                                 0.11           (0.02)         0.54         (0.48)         0.03          0.11
                                                  ------          ------        ------        ------        ------        ------
Total income from
   investment operations                            0.34            0.45          1.03         (0.04)         0.46          0.45
                                                  ------          ------        ------        ------        ------        ------
  LESS DISTRIBUTIONS:
   From net investment income                      (0.23)          (0.47)        (0.49)        (0.44)        (0.43)        (0.35)
   From net realized gains                             -           (0.07)            -             -             -             -
                                                  ------          ------        ------        ------        ------        ------
Total Distributions                                (0.23)          (0.54)        (0.49)        (0.44)        (0.43)        (0.35)
                                                  ------          ------        ------        ------        ------        ------
Net asset value, end of period                    $10.85          $10.74        $10.83        $10.29        $10.77        $10.74
                                                  ======          ======        ======        ======        ======        ======
Total return                                        3.22%**         4.26%        10.18%        (0.44)%        4.37%         4.26%
Net assets, end of period (millions)               $31.4           $34.4         $31.4         $41.9          $9.4          $6.0
  RATIO OF EXPENSES TO AVERAGE NET ASSETS:
   Before fees waived and expenses
     absorbed or recouped                           0.90%+          0.85%         0.96%         1.37%         2.23%         2.29%
   After fees waived and expenses
     absorbed or recouped                           0.75%+          0.75%         0.75%         0.75%         0.77%         1.56%
  RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS
   (after fees waived, expenses absorbed
     or recouped, and paid indirectly)              4.31%+          4.38%         4.63%         4.14%         3.88%         2.58%
   Portfolio turnover rate                             2%**           61%           33%           65%           47%           40%

#  Unaudited.
** Not annualized.
+  Annualized.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

     Kayne Anderson Rudnick Mutual Funds (the "Trust") (formerly Kayne Anderson Mutual Funds) was organized as a Delaware business trust on May 29, 1996 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust currently consists of five separate diversified series: Large Cap Fund, Small-Mid Cap Fund, International Fund, Intermediate Total Return Bond Fund and California Intermediate Tax-Free Bond Fund (each a "Fund" and collectively the "Funds").

     Between May 29, 1996 and the respective dates of commencement of operations, the Funds had no operations other than those related to organizational matters and the sale of 2,347 shares of the Small Cap Fund, the International Fund, the Intermediate Total Return Bond Fund and the California Intermediate Tax-Free Bond Fund to Kayne Anderson Rudnick Investment Management, LLC (the "Advisor") (formerly Kayne Anderson Investment Management, LLC) for $25,000, respectively.

     The Large Cap Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies generally having a total market capitalization of $1 billion or more.

     The Small-Mid Cap Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of small and mid-capitalization companies that the Fund currently considers to be companies having a total market capitalization of not more than $3 billion.

     The International Fund seeks long-term capital appreciation, with dividend income as a secondary consideration. The Fund invests primarily in equity securities, usually common stocks, of companies outside the U.S. generally having a total market capitalization of $1 billion or more.

     The Intermediate Total Return Bond Fund seeks to obtain maximum total return, primarily through current income with capital appreciation as a secondary consideration. The Fund invests primarily in investment grade debt securities and seeks to maintain an average maturity of three to ten years.

     The California Intermediate Tax-Free Bond Fund seeks current income exempt from federal and California state income tax. The Fund invests primarily in investment grade debt securities and may maintain an average maturity of more than ten years.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. SECURITY VALUATION: The Funds' investments are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sale price. Other securities are valued at the last quoted bid price. Securities for which market quotations are not readily available, if any, are valued by an independent pricing service or determined following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

B. FEDERAL INCOME TAXES: It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. Net investment income (loss) and net realized gain (loss) may differ for financial statement and income tax purposes primarily due to investments which have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income of net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each fund.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Interest income is recognized on the accrual basis. Bond discounts and premiums are amortized over their respective lives. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

D. ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual result could differ from those estimates.

E. SECURITIES LENDING TRANSACTIONS: The Funds receive compensation in the form of fees, or it retains a portion of interest of any cash received as collateral. The Funds also continue to receive interest and dividends on securities loaned. The loans are secured by collateral (104% for both US dollar denominated securities and non-US denominations) with cash, U.S. government securities or letters of credit. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds.

F. FOREIGN CURRENCIES: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of the valuation. Purchases and sales of securities and income denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market price on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

NOTE 3 - INVESTMENT ADVISORY AND MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Advisor provides the Funds with investment management services under an Investment Advisory Agreement (the "Agreement"). The majority interest of the Advisor is owned by Phoenix Investment Partners, Ltd. ("Phoenix"). Phoenix is the investment management subsidiary of The Phoenix Companies, Inc. The Advisor furnishes all investment advice, office space and certain administrative services, and provides personnel as needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates:

          Large Cap Fund                                             0.75%
          Small-Mid Cap Fund                                         0.85%
          International Fund                                         0.95%
          Intermediate Total Return Bond Fund                        0.50%
          California Intermediate Tax-Free Bond Fund                 0.50%

     For the six months ended June 30, 2002, the Funds incurred the following advisory fees:

          Large Cap Fund                                          $387,793
          Small-Mid Cap Fund                                      $506,302
          International Fund                                      $324,258
          Intermediate Total Return Bond Fund                     $ 96,825
          California Intermediate Tax-Free Bond Fund              $ 79,151

     The Funds are responsible for their own operating expenses. The Advisor has agreed to limit each Fund's total operating expenses by reducing all or a portion of its fees and reimbursing each Fund for expenses, excluding interest, so that their ratio of expenses to average net assets will not exceed the following levels:

          Large Cap Fund                                             1.20%
          Small-Mid Cap Fund                                         1.30%
          International Fund                                         1.40%
          Intermediate Total Return Bond Fund                        0.95%
          California Intermediate Tax-Free Bond Fund                 0.75%

     Any fee waived and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, provided the aggregate amount of the Fund's current operating expense for such fiscal year does not exceed the applicable limitation on Fund expenses. For the period ended June 30, 2002, the Advisor waived fees and paid expenses of $24,882 for the California Intermediate Tax-Free Bond Fund. For the period ended June 30, 2002, the Advisor recouped fees previously waived and expenses absorbed of $8,744 for International Fund.

     At June 30, 2002, the amount available for reimbursement that has been paid and/or waived by the Advisor on behalf of the Funds are as follows:

          California Intermediate Tax-Free Bond Fund              $210,764

     At June 30, 2002, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

                                                             DECEMBER 31,
                                               ----------------------------------------
FUNDS:                                           2002       2003       2004       2005
-------------------------------------------    -------    -------    -------    -------
California Intermediate Tax-Free Bond Fund     $88,631    $66,383    $30,868    $24,882

     Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     U.S. Bancorp Fund Services, L.L.C. (the "Administrator") acts as the Funds' Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of Funds' expenses and reviews the Funds' expense accruals. For its services, each Fund pays the Administrator an annual fee equal to 0.075% of the first $40 million of the average daily net assets, 0.050% of the next $40 million, 0.025% of the next $40 million, and 0.010% thereafter, subject to a minimum annual fee of $30,000 per Fund.

     Quasar Distributors, L.L.C. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

     Certain officers and Trustees of the Funds are also officers and/or directors of the Advisor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the period ended June 30, 2002, the cost of purchases and the proceeds from sales of securities, excluding U.S. Government securities and short-term investments, were as follows:

FUND                                                PURCHASES          SALES
--------------------------------------------       -----------      -----------
Large Cap Fund                                     $13,067,213      $13,940,152
Small-Mid Cap Fund                                 $40,677,660      $   669,968
International Fund                                 $36,963,943      $19,135,914
Intermediate Total Return Bond Fund                $ 3,812,215      $ 5,119,674
California Intermediate Tax-Free Bond Fund         $   765,544      $ 4,687,817

     The Intermediate Total Return Bond Fund purchased $1,995,882 and sold $3,603,424 in U.S. Government securities. There were no purchases or sales of U.S. Government securities by Large Cap Fund, Small-Mid Cap Fund, International Fund and California Intermediate Tax-Free Bond Fund.

The gross unrealized appreciation and depreciation of portfolio securities at June 30, 2002 were as follows:

                                                                                                                      CALIFORNIA
                                                                                                   INTERMEDIATE      INTERMEDIATE
                                                LARGE CAP         SMALL-MID     INTERNATIONAL      TOTAL RETURN        TAX-FREE
                                                   FUND           CAP FUND          FUND             BOND FUND         BOND FUND
                                              -------------------------------------------------------------------------------------
Gross unrealized appreciation                 $ 6,370,459     $ 23,286,031       $  4,209,019     $ 1,596,369        $ 1,350,241
Gross unrealized depreciation                  (9,984,629)     (20,666,827)       (13,797,282)         (4,156)           (20,565)
                                              -------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
  on investments                              $(3,614,170)    $  2,619,204       $ (9,588,263)    $ 1,592,213        $ 1,329,676
                                              =====================================================================================

NOTE 5 - PORTFOLIO SECURITIES LOANED, FINANCIAL FUTURES CONTRACTS, AND FORWARD CURRENCY CONTRACTS

     As of June 30, 2002, the following funds loaned common stocks having a fair value and received the following collateral for the loans:

                                         FAIR VALUE      COLLATERAL VALUE
                                        ---------------------------------
Large Cap Fund                          $ 2,320,272         $ 2,431,360
Small-Mid Cap Fund                      $32,704,288         $33,073,886
International Fund                      $ 7,588,797         $ 7,650,597

     At June 30, 2002, the International Fund sold the following foreign currency exchange contracts:

                                 CURRENCY               DELIVEY      UNREALIZED
CURRENCY      PAYABLE           DELIVERABLE               DATE          LOSS
--------------------------------------------------------------------------------
US$           3,690        Japanese Yen 442,006        07/03/02          $14
                                                                        -----
                          Total Forward Contracts                        $14
                                                                        -----

                                     ADVISOR
                KAYNE ANDERSON RUDNICK INVESTMENT MANAGEMENT, LLC
                       1800 Avenue of the Stars, 2nd Floor
                          Los Angeles, California 90067
                                 (800) 231-7414

                                   DISTRIBUTOR
                            QUASAR DISTRIBUTORS, LLC
                            615 East Michigan Street
                               Milwaukee, WI 53202

                          CUSTODIAN AND TRANSFER AGENT
                         INVESTORS BANK & TRUST COMPANY
                              200 Clarendon Street
                           Boston, Massachusetts 02116

                                    AUDITORS
                        BRIGGS, BUNTING & DOUGHERTY, LLP
                           Two Penn Center, Suite 820
                        Philadelphia, Pennsylvania 19102

                                  LEGAL COUNSEL
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                          55 Second Street, 24th Floor
                        San Francisco, California 94105


This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Due to market volatility, fund performance may fluctuate substantially over short-term and current performance may differ from that shown. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.